As filed with the Securities and Exchange Commission on March 5, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 28, 2013
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.
Filed herewith as Exhibits 23(a) and 23(b) are consents of PricewaterhouseCoopers LLP, the registrant's independent registered accounting firm. Due to a transcription error, Exhibits 23(a) and 23(b) to the registrant's Annual Report on Form 10-K for the year ended December 31, 2012 filed on February 28, 2013 did not accurately reflect the actual consents signed by PricewaterhouseCoopers LLP.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibits 23(a) and 23(b) are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
23(a)	Consent of PricewaterhouseCoopers LLP
23(b)	Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: March 5, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
23(a)	Consent of PricewaterhouseCoopers LLP
23(b)	Consent of PricewaterhouseCoopers LLP

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